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                                    ZOLTEK
                                COMPANIES, INC.



                          CAPSTONE SMALL CAP INVESTOR
                                  CONFERENCE


                                JUNE 18, 2008




[PICTURE]

                                                                 ZOLTEK [LOGO]
                                                            2007 ANNUAL REPORT



FULL SPEED
       AHEAD...

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FORWARD-LOOKING STATEMENTS                                      [PICTURE]

THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS, WHICH ARE BASED UPON THE CURRENT EXPECTATIONS OF THE COMPANY. THIS PRESENTATION ALSO CONTAINS PRO-FORMA FINANCIAL STATEMENTS, WHICH ARE UNCONVENTIONAL AND ARE BASED ON THE COMPANY' VIEW OF IT'S FINANCIAL POSITION AND RESULTS. BECAUSE THESE FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES, THERE ARE A NUMBER OF FACTORS THAT COULD CAUSE THE COMPANY'S PLANS, ACTIONS AND ACTUAL RESULTS TO DIFFER MATERIALLY. AMONG THESE FACTORS BUT NOT EXCLUSIVE OF OTHERS ARE:

     THE COMPANY'S ABILITY TO CONTINUE TO RE-ACTIVATE ITS FORMERLY IDLE
          MANUFACTURING FACILITIES ON A TIMELY AND COST-EFFECTIVELY;

     THE COMPANY'S ABILITY TO MEET CURRENT ORDER LEVELS FOR CARBON FIBERS AND
          TO ACHIEVE PROFITABLE OPERATIONS;

     THE COMPANY'S ABILITY TO SUCCESSFULLY ADD NEW CAPACITY FOR THE PRODUCTION
          OF CARBON FIBER AND PRECURSOR RAW MATERIAL;

     THE COMPANY'S ABILITY TO RAISE NEW CAPITAL AND INCREASE ITS BORROWING AT
          ACCEPTABLE COSTS;

     THE COMPANY'S ABILITY TO MANAGE CHANGES IN CUSTOMERS' FORECASTED
          REQUIREMENTS FOR THE COMPANY'S PRODUCTS;

     THE COMPANY'S ABILITY TO CONTINUE INVESTING IN APPLICATION AND MARKET
          DEVELOPMENT;

     THE COMPANY'S ABILITY TO MANUFACTURE LOW-COST CARBON FIBERS AND
          PROFITABLY MARKET THEM AND PENETRATE EXISTING, IDENTIFIED AND EMERGING MARKETS.

     THE TIMING AND OCCURRENCE (OR NON-OCCURRENCE) OF TRANSACTIONS AND EVENTS
          THAT DETERMINE THE FUTURE EFFECT OF THESE FACTORS ON THE COMPANY, AS WELL AS OTHER FACTORS, MAY BE BEYOND THE CONTROL OF THE COMPANY.

     THE COMPANY'S ABILITY TO EXECUTE PLANS TO EXIT ITS SPECIALTY PRODUCTS
          BUSINESS AND REDUCE COSTS.

     THE  COMPANY'S ABILITY TO SUCCESSFULLY RESOLVE PENDING LITIGATION.

     THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENT TO REFLECT EVENTS OR CIRCUMSTANCES AFTER THE DATE OF THIS PRESENTATION


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FORWARD-LOOKING STATEMENTS                                      [PICTURE]


All financial data presented herein is preliminary and subject to change until completion of Zoltek's consolidated financial statements for the its second quarter and six-month period ended March 31, 2008. As previously reported, Zoltek has determined that its previously issued financial statements for the fiscal year ended September 30, 2007 and the fiscal quarter ended December 31, 2007 should no longer be relied upon because of errors in those financial statements resulting from two unrecorded and unauthorized fund transfers from a Zoltek subsidiary aggregating $250,000. The Audit Committee of Zoltek's Board of Directors has commenced an investigation of the circumstances and extent of the unauthorized transactions, including whether the failure to discover them earlier was the result of a material weakness in Zoltek's internal controls, and will address any remediation in Zoltek's internal controls they deem appropriate.

The Audit Committee has not yet reached any final conclusions in connection with the investigation. A final determination of the magnitude or materiality of the collective errors and related adjustments will not be finalized until the investigation is completed. Accordingly, the financial data included in this release, including net income and earnings per share amounts, are preliminary and subject to possible adjustment based upon the outcome of the investigation and completion of the interim consolidated financial statements. While the Audit Committee is working to complete their investigation in a timely manner, the timing of the investigation will delay the filing of the Company's Form 10-Q for the quarter ended March 31, 2008.



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ZOLTEK'S VISION AND STRATEGY.....                               [PICTURE]
                      COMMERCIALIZATION OF CARBON FIBERS


NOW IS THE MOST EXCITING TIME                    [PICTURE]
   IN ZOLTEK'S HISTORY


[Dollars Per Pound Carbon Fiber Price Graph]


1970              1975      1980      1985           1988         1994              1998                      2007
Initial                 Use In          Sporting      Zoltek       Limited           Zoltek                    Rapidly
Commercialization       Aerospace       Goods         Enters       Industrial        Introduces                Expanding
                        Expanding                     Market       Use               Low-Cost                  Into
                                                                                     Fibers                    New Uses



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CARBON FIBERS -                                                 [PICTURE]
                           THE 21ST CENTURY MATERIAL


   Specific Strength                      Relative stiffness

STEEL          100 LB.                   STEEL             1
ALUMINUM       200 LB.                   ALUMINUM          1
FIBERGLASS     500 LB.                   FIBERGLASS       1/2
CARBON                                   CARBON
 FIBER                                    FIBER
 COMPOSITE     600 LB.                    COMPOSITE       5/3


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ZOLTEK PRODUCTS                                                 [PICTURE]

                        High Performance Carbon Fibers
            Unique combination of High Strength and Stiffness with
                                  -------------     ---------
                                 Light Weight
                                 ------------

COMMERCIAL GRADE CARBON FIBER (PANEX(R))
----------------------------------------

o    Reinforcement fibers for advanced composites

o    Less expensive to produce than aerospace grade

o    #1 market position

o Markets: wind turbines, concrete reinforcements, automobile structural parts, high pressure vessels, oil drilling equipment, sporting goods


                       Oxidized Acrylic Fibers and High
             Carbon content carbon fibers with Unique combination
                    of flame, heat and friction resistance


TECHNICAL FIBER (PYRON(R))
--------------------------

o    High temperature and flame resistance

o    Significant market potential

o Performance competitive with higher cost materials, such as Nomax and Kevlar at lower cost

o Markets: Aircraft brakes, automotive brake pads, protective clothing, automotive flame protection



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CARBON FIBERS -                                                 [PICTURE]
                       THE ENABLING MATERIAL FOR ENERGY


Alternate Energy -- Wind Turbines, Compressed Natural Gas Storage and
     Transportation, Fuel Cells

Oil Exploration -- Deep Sea Drilling Platforms, Buoyancy, Umbilical, Drill
     Pipe

Automotive/Fuel Conservation -- Light Weight Automobiles for better performance with alternate fuel sources



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WIND ENERGY  --                                                 [PICTURE]
                   FASTEST GROWING MARKET FOR CARBON FIBERS


o    Carbon fiber is the enabling material for wind turbines over 3.5 MW

o Wind Power has grown approximately 25% annually and this growth rate is expected to continue for the next 10 years

o    Significantly growing demand for the higher MW producing turbines

o Economic and technical forces overwhelmingly favor the use of carbon fibers




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ROTOR DIAMETER INCREASES WITH                                   [PICTURE]
                             TURBINE MW PRODUCTION



             Rotor diameter increases MW production exponentially


                                   [GRAPH]


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MAJOR NEW COMMERCIAL APPLICATION -                              [PICTURE]
                                 WIND TURBINES


                                   [GRAPH]

ZOLTEK ADVANTAGE
     1. RAPID EXPANSION CAPABILITY
     2. LOWEST CAPITAL REQUIREMENTS IN THE INDUSTRY



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OFF-SHORE OIL AND GAS EXPLORATION                               [PICTURE]
                       DRIVING FORCE: $ 50 + PER BARREL



                 CARBON FIBER IS THE ENABLING MATERIAL AS ...

o    Offshore developments will continue moving to deeper waters.

o The weight of steel elements under extreme loads, higher pressures and dynamic service are limited to 1,000 meters.



                        ZOLTEK'S CURRENT EXPERIENCE ...

o    Buoyancy products demand has expanded in the last 2 years.

o Carbon fiber umbilical, tether and riser solutions have become truly enabling to harvest oil & gas at depths below 1,000 meters.

o Zoltek has worked with Aker Kvaerner to develop new solutions based on carbon fiber rods to replace steel.



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CARBON FIBER APPLICATIONS                                       [PICTURES]


                                  [PICTURES]



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DEEP WATER UMBILICAL PRODUCT                                    [PICTURES]



o Aker Kvearner has won 4 significant umbilical projects in the gulf at depts of 2600 meters.

o Carbon fiber rods with Zoltek Panex35 are used for stiffness enhancement to dynamic sections.

o    Second major demonstration umbilical project is in production.

o    Tether process pipe projects to follow


                                                                     [PICTURE]
                                                OFFSHORE TECHNOLOGY CONFERENCE
                                                 OTC Award - On New Technology


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ZOLTEK'S EXPERIENCE IN THE GLOBAL                               [PICTURE]
     AUTOMOTIVE INDUSTRY


THE MAIN CHALLENGE FOR ADVANCED CARBON COMPOSITES LIES NOT IN PROVING THEIR PERFORMANCE, BUT IN ADAPTING THEM TO THE AUTOMOTIVE INDUSTRY'S WORLD:

o    A STRONG METALS HERITAGE

o    AUTOMATED PRODUCTION METHODS

o    LARGE VOLUME, HIGH QUALITY CONSISTANCY

o    COST COMPETITIVENESS WITH OTHER MATERIALS FOR A GIVEN FUNCTION



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KEY AUTOMOTIVE COST FINDINGS                                    [PICTURE]



o THE MAJOR BARRIERS TO DEPLOYING CARBON FIBER IN SERIES OEM PRODUCTION ARE MANUFACTURING AND ASSEMBLY COSTS AT THE OEM IN A METAL ENVIRONMENT.

o    THE COST OF CARBON FIBER AS A RAW MATERIAL INPUT IS NOT THE BARRIER.

o    UP TO 45% WASTE IS COMMON IN SOME PROCESSES.

o NEW LOWER COSTS CONVERSION AND MOLDING PROCESSES RESULTING IN LESS WASTE WILL BE REQUIRED.


[COSTS PER UNIT GRAPH]

OEM MANUFACTURING & ASSEMBLY COSTS

MATERIAL CONVERSION COSTS & WASTE

PRIMARY MATERIAL COSTS


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CHEVROLET CORVETTE Z06 & ZR-1                                   [PICTURE]


                                  [PICTURE]




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OUR BUSINESS MODEL HAS BEEN VALIDATED                           [PICTURE]



o OUR CARBON FIBERS HAVE BEEN ADOPTED BY LEADERS IN THE WIND ENERGY APPLICATION - WE ARE NO. 1

o    OUR CARBON FIBERS ARE BEING ADOPTED BY LEADERS IN THE AUTOMOTIVE INDUSTRY
     - WE ARE NO. 1

o OUR CARBON FIBERS ARE BEING DEMONSTRATED IN CRITICAL DEEP-SEA DRILLING APPLICATIONS - WE ARE NO. 1

o OUR CARBON/TECHNICAL FIBERS DOMINATE THE AIRCRAFT BRAKE APPLICATIONS - WE ARE NO. 1


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HISTORICAL OPERATING PERFORMANCE AND TARGET                     [PICTURE]
        (NOT GUIDANCE) FOR FY 2008



                                   [GRAPH]


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NOW IS THE MOST EXCITING TIME IN                                [PICTURE]
       ZOLTEK'S HISTORY



o WE ARE NOW OPERATING PROFITABLY, GROWING BUSINESS WITH SUBSTANTIAL OPERATING LEVERAGE AND PRACTICALLY UNBOUNDED GROWTH POTENTIAL IN MARKETS WE ARE ALREADY SUPPLYING

o OUR MEXICO FACILITY COMES ON LINE OVER THE NEXT FEW MONTHS, ZOLTEK'S POSITION AS THE PRODUCER WITH THE LARGEST CARBON FIBER CAPACITY AND THE LOWEST COST IN THE WORLD WILL BE SOLIDIFIED

o WE ARE BUILDING A NEW GENERATION OF EXPERIENCED AND ENERGETIC MANAGEMENT AND TECHNICAL TEAM

o ALL THE PIECES NOW ARE IN PLACE FOR US TO SEIZE THE OPPORTUNITY WE CREATED OVER THE PAST SEVERAL YEARS, WITH THE SUPPORT OF OUR INVESTORS, WHILE OVERCOMING MANY CHALLENGES



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NOW IS THE MOST EXCITING TIME IN                                [PICTURE]
       ZOLTEK'S HISTORY



o    WE HAVE A STRONG BALANCE SHEET AND NO MEANINGFUL FINANCING RISK

o THE HUNGARIAN FACILITY IS NOW BUILT OUT AND CONCENTRATING ON IMPROVING EFFICIENCY AND QUALITY

o WE ARE STRENGTHENING OUR R&D CAPABILITIES IN CARBON FIBER PRECURSOR AND CARBON FIBER APPLICATIONS TO IMPROVE PROFITABILITY

o WE HAVE ENOUGH CAPITAL ON HAND TO COMPLETE THE MEXICO PROJECT AND ACHIEVE OUR TARGETED REVENUE OF $500 MILLION IN 2011



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SHORT-TERM (5 YEAR) GLOBAL DEMAND                               [PICTURE]
           PROJECTIONS



                                   [GRAPH]


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INDUSTRY CAPACITIES                                             [PICTURE]

2008, 2009 AND 2010 ANNOUNCED

2011 AND 2012 ZOLTEK ESTIMATE

                                   [GRAPH]



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ZOLTEK CARBON FIBER SALES GOALS                                 [PICTURE]


                                   [GRAPH]


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ZOLTEK PLANT IN HUNGARY                                         [PICTURE]


[PICTURE]

$100 MILLION INVESTED

SIGNIFICANT MODERNIZATION AND EXPANSION PROJECT IN PROGRESS
800+ EMPLOYEES, 120 ACRES




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MEXICO (GUADALAJARA) PLANT                                      [PICTURE]



         60,000 MTONS PRECURSOR CAPACITY WHEN FULLY DEVELOPED

         INITIAL PROJECT 30,000 MTONS




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EXECUTION                                                       [PICTURE]
         - IMMEDIATE SHORT TERM, 2008



1.   MANAGEMENT TEAM DEVELOPMENT

2.   ABILENE FACILITY OPERATION IMPROVEMENT

3. COMPLETE HUNGARIAN CONSTRUCTION PROJECTS AND CONCENTRATE ON OPERATING AND QUALITY IMPROVEMENTS

4.   START-UP MEXICAN PLANT

5.   BUILD A GLOBAL SALES AND TECHNICAL SERVICE ORGANIZATION

6.   BUILD R&D ORGANIZATION -
          -  CF MANUFACTURING AND APPLICATION DEVELOPMENT - US
          -  CF TEXTILES - HUNGARY
          -  PRECURSOR - MEXICO



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LONG-TERM (10 YEAR) GLOBAL POTENTIAL                            [PICTURE]


[GRAPH]

GROWTH OF THE TOTAL MARKET - 25% PER YEAR

REALITY CHECK - LESS THAN 10% OF GLASS FIBERS USED IN COMPOSITES




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EXECUTION                                                       [PICTURE]
   - LONGER TERM 2009 - 2011


1.   DEVELOP $1 BILLION REVENUE BUSINESS PLAN

2.   DEVELOP VALUE ADDED PRODUCT PLAN
          -  CARBON FIBER FABRICS
          -  PREPREG
          -  PULLTRUDED RODS

3.   DEVELOP JV BUSINESS PLAN TO SIGNIFICANTLY GROW CAPACITY

4.   DESIGN TURNKEY 5 AND 10 MILLION CF PLANT WITH PRECURSOR

5.   INVESTIGATE JV TO BUILD CARBON FIBER WIND TURBINE BLADES



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                                    ZOLTEK
                                COMPANIES, INC.



                          CAPSTONE SMALL CAP INVESTOR
                                  CONFERENCE



                                 JUNE 18, 2008



[PICTURE]

                                                                 ZOLTEK [LOGO]
                                                            2007 ANNUAL REPORT



FULL SPEED
       AHEAD...